Rational Iron Horse Fund

Class A Shares: IRHAX Class C Shares: IRHCX Institutional Shares: IRHIX

SUMMARY PROSPECTUS

May 1, 2019

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.rationalmf.com, rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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FUND SUMMARY – RATIONAL IRON HORSE FUND

Investment Objective: The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 101 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 78.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%) Interest Expense Remaining Other Expenses	1.11% 0.02% 1.09%	1.10% 0.01% 1.09%	1.03% 0.01% 1.02%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.38%	2.62%	3.30%
Fee Waivers and/or Expense Reimbursements(4)	(0.64)%	(0.64)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.74%	1.98%	2.73%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(4) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2020. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$176	$676	$1,203	$2,648
Class A Shares	$764	$1,285	$1,831	$3,314
Class C Shares – no redemption	$276	$963	$1,673	$3,556
Class C Shares – with redemption	$376	$963	$1,673	$3,556

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies

The Fund's sub-advisor, Van Hulzen Asset Management, LLC (the “Sub-Advisor”), seeks to achieve the Fund's investment objective by investing primarily in:

• dividend-paying common stocks, and

• by writing call options on common stocks and common stock indices.

The Sub-Advisor selects common stocks of domestic and foreign issuers, including issuers domiciled in the emerging markets, with market capitalizations of at least $2 billion at the time of purchase by the Fund, that are traded on a U.S. stock exchange. The Sub-Advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The Sub-Advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The Sub-Advisor uses historical price ranges and returns to determine when to sell a security. The Sub-Advisor uses several risk management techniques including tolerable-risk models and stop-loss procedures in order to manage portfolio risk. The Sub-Advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The Sub-Advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques that manage the volatility level of the Fund’s return, the Sub-Advisor seeks to achieve lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general. Volatility is a measure of fluctuations in a fund’s performance up or down.

The Sub-Advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. The Fund also writes single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The Sub-Advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the Sub-Advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

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Additionally, the Fund employs hedging strategies in periods of heightened volatility and perceived market risk that include selling stock index call options and buying stock index put options with the aim of providing potential return in a declining market.

The Sub-Advisor may sell stocks when a price target is reached, fundamentals have deteriorated, or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile.

The Sub-Advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Distribution Policy: The Fund’s distribution policy is to make four quarterly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of quarterly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Rational Iron Horse Fund - Distribution Policy and Goals” section in the Prospectus.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The

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dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of quarterly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

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Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Volatility Risk. If the Fund’s risk management techniques fail to control the Fund’s volatility as expected, the Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance: The Fund acquired all of the assets and liabilities of Iron Horse Fund, a series of Northern Lights Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on April 7, 2017. In connection with the Reorganization, shares of the Predecessor Fund’s Class A shares and Class I shares were exchanged for Class A shares and Institutional Shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was also managed by the Sub-Advisor.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A Shares for each full calendar year since the Fund’s inception.   The performance table compares the performance of the Fund over time to the performance of a broad-based market index, and a passive total return index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

The Fund’s performance shown below prior to April 7, 2017 (for periods prior to the commencement of the Fund’s operations) for Class A and Institutional Class Shares of the Fund is that of the Class A and Class I shares of the Predecessor Fund, respectively. Class A and Institutional Class Shares’ returns of the Fund will be different from the returns of the Class A and Class I shares of the Predecessor Fund as they have different expenses.

You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Updated performance information is available at no cost by calling 800-253-0412.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended March 31, 2013), and the lowest return for a quarter was (2.32)% (quarter ended March 31, 2018). The Fund’s Class A shares year-to-date return for the period ended March 31, 2019 was (0.17)%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Class A Shares	1 Year	5 Year	Since inception (7/7/11)
Return Before Taxes	(6.93)%	1.95%	3.84%
Return After Taxes on Distributions	(9.49)%	0.12%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	(4.13)%	1.03%	2.69%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	10.90%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	(4.77)%	5.08%	6.23%
			Since inception (4/6/2017)
Class C Shares	(1.71)%	N/A	1.77%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	5.70%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	(4.77)%	5.08%	2.01%
			Since inception (11/16/2011)
Institutional Shares	(1.08)%	3.43%	6.09%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	12.77%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	(4.77)%	5.08%	6.78%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A Shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Van Hulzen Asset Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor, John Pearce, Managing Director and Portfolio Manager of the Sub-Advisor, and Stefan ten Brink, Managing Director and Portfolio Manager of the Sub-Advisor are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Predecessor Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional Shares is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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